UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2013 (June 17, 2013)

Prospect Capital Corporation

(Exact name of registrant as specified in its charter)

MARYLAND	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 44th Floor, New York, New York 10016

(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On June 17, 2013, the registrant issued a press release, included herewith as Exhibit 99.1, announcing the declaration of monthly cash distributions to shareholders in the following amounts and with the following record and payment dates:

11.0225 cents per share for September 2013 (record date of September 30, 2013 and payment date of October 24, 2013);

11.0250 cents per share for October 2013 (record date of October 31, 2013 and payment date of November 21, 2013);

11.0275 cents per share for November 2013 (record date of November 29, 2013 and payment date of December 19, 2013); and

11.0300 cents per share for December 2013 (record date of December 31, 2013 and payment date of January 23, 2014).

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1                           Press Release, dated June 17, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By.	/s/ M. Grier Eliasek
Name:	M. Grier Eliasek
Title:	Chief Operating Officer

Date:  June 17, 2013

Index to Exhibits

Exhibit Number	Description
99.1	Press Release, dated June 17, 2013